UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09277
                                   --------

                           VIKING MUTUAL FUNDS
                           -------------------
              (Exact name of registrant as specified in charter)

                    1400 14TH AVE. SW, MINOT, ND 58701
             (Address of principal executive offices)   (Zip code)

         DOUGLAS P. MILLER, 1400 14TH AVE. SW, MINOT, ND 58701
         -----------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (701) 852-1264
                                                          --------------

Date of fiscal year end: 12/31
                         ----

Date of reporting period: 12/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.

SHAREHOLDER LETTER

Dear Fellow Shareholder:

It is a pleasure to bring you the Viking Mutual Funds Annual Report for the year ended December 31, 2004.

Throughout the period under review, economic reports have remained healthy, fueled by, among other things, the combined stimulus of the government's monetary and fiscal policies. The lowest interest rates in 46 years punctuated the extent of monetary punch. These low rates spurred record housing and refinancing activity and funded a plethora of other consumer purchases. On the fiscal policy side, three tax cuts and a shortened depreciation schedule helped invigorate the economy further. GDP growth exceeding 6% in the second half of 2003 proved the policies worked but the markets remained unconvinced about the sustainability of the strength as the payroll data showed a lack of hiring. The economy remained robust in the first quarter of this year posting an increase in GDP of 4.5%. Some slowing occurred as we saw in the 3.3% growth in the second quarter; Greenspan termed it "a soft patch." Despite the slowing, consumer confidence surged and all three payroll reports showed significant strength giving the economy signs of self-sustaining growth and sending interest rates sharply higher. This move higher in rates was in anticipation of the Federal Reserve boosting the Fed Funds rate, which it did by 25 basis points on the last day of the second quarter. Worry about Iraq, the election, terrorism and interest rates along with the slowing profit and economic growth dominated investor emotions during the third quarter. The most consistent aspect about the third quarter was the lack of any consistent trend except for oil prices, which moved higher. Driving this surge in demand for oil are the U.S. and China the world's twin powerhouses of economic growth. As long as their growth rates continue, the demand for oil will keep running at record levels. In addition, although the Fed raised rates twice, in an effort to remove its "accommodation" at a measured pace, intermediate and long rates declined despite the higher energy prices due to diminished inflation expectations. U.S. economic growth continued in the fourth quarter as payrolls picked up, albeit inconsistently, inflation increased, although still well contained and the Fed continued its "measured" pace of interest rate hikes. The major stock indexes surged on relief that the Presidential election yielded a clear winner. In summary for 2004, the economy skated around quite a few obstacles: Higher oil prices, a much-weakened dollar, inconsistent job growth and the always-present threat of terrorism. Business investment finally turned upward, growing at double-digit rates. Consumers kept spending just about their whole paycheck, stimulated by low prices, low interest rates, rising incomes and cash from their home equity. Debt exploded. Real estate boomed.

The first quarter of 2004 provided mixed results for the equity market. Equities were mostly positive with gains for the S&P 500 Index and the Russell 1000 Value Index. However, the Dow Jones Industrial Average and the NASDAQ Composite both had negative returns of less than 1%. Small-caps continued to outperform large-caps. The first quarter also concluded a strong 12-month period for stocks following a difficult three-year bear market from March 2000 to March 2003. Productivity gains continued to fuel earnings growth beyond what might have been expected from GDP growth alone. Equity prices finished the second quarter slightly higher and as a result finished the six-month period higher. Corporate earnings continued to grow at well-above-average rates during the second quarter. As anticipated, the growth rate of earnings slowed in the third quarter and the markets reacted predictably, with modest losses for the broad market indices.
Stocks did rise, however, in September after declining in July and August, seemingly following an improved showing by President Bush in the polls.
After a flat start to the fourth quarter in October, the markets surged as investors reacted to the Presidential election with relief that a clear winner had emerged. In fact, the strong upward move in November and December accounted for the entire quarter's performance, and indeed the entire year's performance. The overall advance by the major indexes was muted compared to 2003's rally as U.S. investors had to overcome rising short term interest rates, a 34 percent jump in crude oil prices and an almost 8 percent decline in the dollar. For the year, the Dow Jones Industrial Average rose 3.1 percent, the tech-laden Nasdaq Composite Index gained 8.6 percent and the S&P 500 ended the year up 9 percent.

In the first quarter of 2004, the fixed income markets reversed the weak performance seen in the second half of last year. The turnaround occurred despite robust economic data in a variety of areas. What propelled the fixed income market higher in price and lower in yield was the lack of hiring that usually accompanies a heightened level of economic activity.
The logic being that without new hiring, the economic strength will prove to be temporary. Signs of self-sustaining growth in the economy in the second quarter, evidenced by three consecutive powerful payroll reports sent interest rates soaring and municipal bond prices sharply lower. It was the worst quarterly performance in the bond market since 1980. Following the on-again, off-again pattern set in the prior few quarters, the fixed income markets registered strong returns in the third quarter. Although the pace of economic expansion slowed somewhat, the main reason for higher bond prices was diminished inflation expectations. Interest rates again reversed course and increased in the fourth quarter sending municipal bond prices lower as the economic expansion continued at a self-sustaining pace. In December, the Federal Open Market Committee increased overnight interest rates by a quarter percentage point to 2.25 percent and repeated that rates can rise further in coming months. It was the fifth hike in 2004. However, bullish bondholders have been comforted by the Federal Reserve's rate action in 2004, believing modestly higher short-term interest rates will muffle inflation gains. As a result, the yield curve, which plots the range of returns from shortest to longest maturity, is at its flattest in several years. That is, short-term bonds have been falling in price and gaining in yield amid expectations that the Fed will continue to lift its interest-rate target. At the same time, longer maturities have gained in price and fallen in yield because of expectations the Fed's rate hikes will limit economic expansion and contain inflation.

In this type of market environment, it continues to be highly important to seek the help of a professional when investing. Making the right decisions in these markets can be very difficult and an experienced investment professional can address your concerns about the market and provide the guidance needed to help you diversify your investments and stay focused on the long term.

Fund reports containing a discussion of individual Fund performance as well as the Funds' portfolios and financial statements are presented within for your review.

We thank you for your confidence in Viking Mutual Funds. Our interests are closely aligned with those of our shareholders because our money is invested alongside their own. As always we will do our best to make sure your experience as a shareholder is a rewarding one.

Sincerely,


/s/Shannon D. Radke
Shannon D. Radke
President
Viking Mutual Funds

VIKING TAX-FREE FUND FOR MONTANA


By:  Shannon D. Radke
        President/Portfolio Manager

Viking Tax-Free Fund for Montana provided a total return of 4.05% (at net asset value with distributions reinvested) for the year ended
December 31, 2004.

In the first quarter of 2004, the fixed income markets reversed the weak performance seen in the second half of last year. The turnaround occurred despite robust economic data in a variety of areas. What propelled the fixed income market higher in price and lower in yield was the lack of hiring that usually accompanies a heightened level of economic activity.
The logic being that without new hiring, the economic strength will prove to be temporary. As a result, the Fund's share price rose modestly.
Signs of self-sustaining growth in the economy in the second quarter, evidenced by three consecutive powerful payroll reports sent interest rates soaring and municipal bond prices sharply lower. This resulted in a decline in the Fund's share price. However, our emphasis on preserving capital prevented what may have been a more severe decline. It was the worst quarterly performance in the bond market since 1980. Following the on-again, off-again pattern set in the prior few quarters, the fixed income markets registered strong returns in the third quarter, sending the Fund's share price higher. Although the pace of economic expansion slowed somewhat, the main reason for higher bond prices was diminished inflation expectations. Interest rates again reversed course and increased in the fourth quarter sending bond prices slightly lower as the economic expansion continued at a self-sustaining pace. The Fund's share price, however, finished unchanged from its third quarter level. In December, the Federal Open Market Committee increased overnight interest rates by a quarter percentage point to 2.25% and repeated that rates can rise further in coming months. It was the fifth hike in 2004. However, bullish bondholders have been comforted by the Federal Reserve's rate action in 2004, believing modestly higher short-term interest rates will muffle inflation gains. As a result, the yield curve, which plots the range of returns from shortest to longest maturity, is at its flattest in several years. That is, short-term bonds have been falling in price and gaining in yield amid expectations that the Fed will continue to lift its interest-rate target. At the same time, longer maturities have gained in price and fallen in yield because of expectations the Fed's rate hikes will limit economic expansion and contain inflation.

Despite the continued scarcity of Montana municipal bonds throughout the period, the Fund was able to obtain an adequate supply of high quality bonds of various maturities. Average credit quality remained a lofty AA+. Going forward, we remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among high quality issues of varying maturities. The highest level of current income that is exempt from federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

Volatility in the stock market the last few years has underscored the importance of diversifying with fixed income investments. Municipal bond funds offer high quality, favorable after-tax yields and comparatively lower volatility than corporate bonds. These qualities can make them an ideal component in an asset allocation plan.

VIKING TAX-FREE FUND FOR MONTANA

Growth of a $10,000 Investment
August 3, 1999 through December 31,2004 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Tax-Free Fund for Montana vs. the Lehman Brother Municipal Bond Index

[Comparative index graph]


                              Viking Tax-Free Fund      Viking Tax-Free Fund       Lehman Brothers
                                  for Montana               for Montana             Municipal Bond
                              with max sales charge    without max sales charge         Index
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,551                    $10,000                 $10,000
October 31, 1999                    $ 9,196                    $ 9,628                 $ 9,817
December 31, 1999                   $ 9,125                    $ 9,554                 $ 9,846
February 28, 2000                   $ 9,185                    $ 9,617                 $ 9,918
April 30, 2000                      $ 9,405                    $ 9,847                 $10,075
June 30, 2000                       $ 9,468                    $ 9,913                 $10,288
August 31, 2000                     $ 9,748                    $10,206                 $10,592
October 31, 2000                    $ 9,796                    $10,257                 $10,652
December 31, 2000                   $10,058                    $10,531                 $10,998
February 28, 2001                   $10,185                    $10,664                 $11,142
April 30, 2001                      $10,103                    $10,578                 $11,121
June 30, 2001                       $10,263                    $10,745                 $11,317
August 31, 2001                     $10,672                    $11,173                 $11,674
October 31, 2001                    $10,719                    $11,223                 $11,772
December 31, 2001                   $10,509                    $11,002                 $11,563
February 28, 2002                   $10,785                    $11,292                 $11,905
April 30, 2002                      $10,821                    $11,330                 $11,899
June 28, 2002                       $10,981                    $11,498                 $12,099
August 31, 2002                     $11,276                    $11,806                 $12,402
October 31, 2002                    $11,329                    $11,862                 $12,463
December 31, 2002                   $11,549                    $12,092                 $12,673
February 28, 2003                   $11,710                    $12,260                 $12,818
April 30, 2003                      $11,750                    $12,303                 $12,910
June 30, 2003                       $11,934                    $12,495                 $13,155
July 31, 2003                       $11,490                    $12,030                 $12,695
August 31, 2003                     $11,575                    $12,119                 $12,790
September 30, 2003                  $11,908                    $12,468                 $13,166
October 31, 2003                    $11,832                    $12,388                 $13,100
November 30, 2003                   $11,950                    $12,511                 $13,237
December 31, 2003                   $12,063                    $12,630                 $13,347
January 31, 2004                    $12,136                    $12,706                 $13,423
February 29, 2004                   $12,313                    $12,892                 $13,625
March 31, 2004                      $12,274                    $12,850                 $13,578
April 30, 2004                      $12,001                    $12,565                 $13,256
May 31, 2004                        $11,941                    $12,503                 $13,208
June 30, 2004                       $12,006                    $12,570                 $13,256
July 31, 2004                       $12,165                    $12,737                 $13,429
August 31, 2004                     $12,374                    $12,956                 $13,698
September 30, 2004                  $12,436                    $13,020                 $13,771
October 31, 2004                    $12,484                    $13,071                 $13,889
November 30, 2004                   $12,414                    $12,997                 $13,775
December 31, 2004                   $12,551                    $13,141                 $13,943

The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/04. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Brothers Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                        Lifetime
Through December 31, 2004    One-Year   Three-Year   Five Year   (Est. 8/3/99)
- ----------------------------------------------------------------------------
Excluding Sales Charge        4.05%       6.10%        6.58%         5.17%
Including Sales Charge       -0.63%       4.48%        5.62%         4.28%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING TAX-FREE FUND FOR NORTH DAKOTA


By:  Shannon D. Radke
        President/Portfolio Manager

Viking Tax-Free Fund for North Dakota provided a total return of 3.76% (at net asset value with distributions reinvested) for the year ended
December 31, 2004.

In the first quarter of 2004, the fixed income markets reversed the weak performance seen in the second half of last year. The turnaround occurred despite robust economic data in a variety of areas. What propelled the fixed income market higher in price and lower in yield was the lack of hiring that usually accompanies a heightened level of economic activity.
The logic being that without new hiring, the economic strength will prove to be temporary. As a result, the Fund's share price rose modestly. Signs of self-sustaining growth in the economy in the second quarter, evidenced by three consecutive powerful payroll reports sent interest rates soaring and municipal bond prices sharply lower. This resulted in a decline in the Fund's share price. However, our emphasis on preserving capital prevented what may have been a more severe decline. It was the worst quarterly performance in the bond market since 1980. Following the on-again, off-again pattern set in the prior few quarters, the fixed income markets registered strong returns in the third quarter, sending the Fund's share price higher. Although the pace of economic expansion slowed somewhat, the main reason for higher bond prices was diminished inflation expectations. Interest rates again reversed course and increased in the fourth quarter sending bond prices slightly lower as the economic expansion continued at a self-sustaining pace. The Fund's share price, however, eked out a small gain from its third uarter level. In December, the Federal Open Market Committee increased overnight interest rates by a quarter percentage point to 2.25% and repeated that rates can rise further in coming months. It was the fifth hike in 2004. However, bullish bondholders have been comforted by the Federal Reserve's rate action in 2004, believing modestly higher short-term interest rates will muffle inflation gains. As a result, the yield curve, which plots the range of returns from shortest to longest maturity, is at its flattest in several years. That is, short-term bonds have been falling in price and gaining in yield amid expectations that the Fed will continue to lift its interest-rate target. At the same time, longer maturities have gained in price and fallen in yield because of expectations the Fed's rate hikes will limit economic expansion and contain inflation.

Despite the continued scarcity of North Dakota municipal bonds throughout the period, the Fund was able to obtain an adequate supply of high quality bonds of various maturities. Average credit quality remained a lofty AA+. Going forward, we remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among high quality issues of varying maturities. The highest level of current income that is exempt from federal and North Dakota income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

Volatility in the stock market the last few years has underscored the importance of diversifying with fixed income investments. Municipal bond funds offer high quality, favorable after-tax yields and comparatively lower volatility than corporate bonds. These qualities can make them an ideal component in an asset allocation plan.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

Growth of a $10,000 Investment
August 3, 1999 through December 31, 2004 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Tax-Free Fund for North Dakota vs. the Lehman Brother Municipal Bond
Index

[Comparative index graph]

                              Viking Tax-Free Fund       Viking Tax-Free Fund       Lehman Brothers
                                for North Dakota           for North Dakota          Municipal Bond
                              with max sales charge     without max sales charge         Index
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,551                    $10,000                 $10,000
October 31, 1999                    $ 9,163                    $ 9,594                 $ 9,817
December 31, 1999                   $ 9,211                    $ 9,644                 $ 9,846
February 28, 2000                   $ 9,227                    $ 9,660                 $ 9,918
April 30, 2000                      $ 9,422                    $ 9,864                 $10,075
June 30, 2000                       $ 9,533                    $ 9,981                 $10,288
August 31, 2000                     $ 9,833                    $10,295                 $10,592
October 31, 2000                    $ 9,965                    $10,434                 $10,652
December 31, 2000                   $10,252                    $10,734                 $10,998
February 28, 2001                   $10,412                    $10,901                 $11,142
April 30, 2001                      $10,303                    $10,795                 $11,121
June 30, 2001                       $10,419                    $10,909                 $11,317
August 31, 2001                     $10,809                    $11,317                 $11,674
October 31, 2001                    $10,825                    $11,334                 $11,772
December 31, 2001                   $10,586                    $11,084                 $11,563
February 28, 2002                   $10,910                    $11,423                 $11,905
April 30, 2002                      $10,934                    $11,448                 $11,899
June 28, 2002                       $11,108                    $11,630                 $12,099
August 31, 2002                     $11,409                    $11,945                 $12,402
October 31, 2002                    $11,452                    $11,990                 $12,463
December 31, 2002                   $11,652                    $12,200                 $12,673
February 28, 2003                   $11,815                    $12,369                 $12,818
April 30, 2003                      $11,868                    $12,426                 $12,910
June 30, 2003                       $12,074                    $12,641                 $13,155
July 31, 2003                       $11,652                    $12,196                 $12,695
August 31, 2003                     $11,761                    $12,314                 $12,790
September 30, 2003                  $12,046                    $12,612                 $13,166
October 31, 2003                    $11,982                    $12,545                 $13,100
November 30, 2003                   $12,087                    $12,656                 $13,237
December 31, 2003                   $12,188                    $12,761                 $13,347
January 31, 2004                    $12,284                    $12,862                 $13,423
February 29, 2004                   $12,450                    $13,035                 $13,625
March 31, 2004                      $12,386                    $12,968                 $13,578
April 30, 2004                      $12,100                    $12,668                 $13,256
May 31, 2004                        $12,026                    $12,591                 $13,208
June 30, 2004                       $12,077                    $12,645                 $13,256
July 31, 2004                       $12,214                    $12,788                 $13,429
August 31, 2004                     $12,435                    $13,019                 $13,698
September 30, 2004                  $12,495                    $13,082                 $13,771
October 31, 2004                    $12,568                    $13,158                 $13,889
November 30, 2004                   $12,497                    $13,084                 $13,775
December 31, 2004                   $12,646                    $13,240                 $13,943


The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/04. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Brothers Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                        Lifetime
Through December 31, 2004    One-Year   Three-Year   Five Year   (Est. 8/3/99)
- ----------------------------------------------------------------------------
Excluding Sales Charge        3.76%       6.11%        6.54%         5.32%
Including Sales Charge       -0.85%       4.49%        5.56%         4.43%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING LARGE-CAP VALUE FUND

By:  George C. Pierides, Senior Director of Investment Committee
       Shannon D. Radke, President

Viking Large-Cap Value Fund provided a return of 8.63% (at net asset value) for the year ended December 31, 2004.

The first quarter of 2004 provided mixed results for the equity market. Equities were mostly positive with the S&P 500 Index gaining 1.7% and the Russell 1000 Value Index returning 3.0%. However, the Dow Jones Industrial Average and the NASDAQ Composite both had negative returns of less than 1%. The first quarter marked a strong 12-month period for stocks following a difficult three-year bear market from March 2000 until March 2003. Our main takeaway from the equity markets in the first quarter, despite many crosscurrents, was that the equity prices consolidated their dramatic gains of 2003 with only a modest, normal correction. In general, stronger-than-expected earnings was the reason. For equity investors, productivity gains continued to fuel earnings growth beyond what might have been expected from GDP growth alone. The Fund underperformed the Russell 1000 Value benchmark and modestly underperformed the S&P 500 posting a gain of 1% for the first quarter. A key theme to performance in the quarter was the impact of energy on various holdings within the Fund. Our energy producers and providers generally delivered solid performance on the heels of high and rising energy prices. At the same time, energy-intensive users, such as the railroads were impacted negatively. Although we are overweight in the energy space, this positive was not sufficient to completely compensate for the negative energy-related effect on these other holdings. Also, the overweight in healthcare hurt our performance during the quarter.

The second quarter of 2004 witnessed a correction in the equity markets as investors struggled with the uncertainty of the current investment climate. Equity prices declined in the first half of the quarter and rallied in the second half to finish the quarter slightly higher, though individual market sectors performed very differently than during the first quarter. The Fund nicely outperformed both the Russell 1000 Value Index and the S&P 500 benchmark for the second quarter. The Value Index had a positive return of 0.9% and the S&P returned 1.7% while the Fund posted a gain of 2.95%. Our positive performance for the quarter was led by our holdings in energy, healthcare and industrials. Two areas that deteriorated were financials and utilities.

As anticipated, the growth rate of earnings slowed in the third quarter. The markets reacted predictably, with modest losses for the broad indices a nd slight gains for the value indices. Defensive sectors, such as consumer staples and healthcare, still failed to react to this slower earnings environment. Usually, the more predictable growth these sectors typically demonstrate is rewarded as aggregate earnings growth decelerates. In addition, despite the increased Fed Funds rate and a much flatter yield curve, financial services outperformed. The Fund underperformed the Russell 1000 Value benchmark for the third quarter, driven primarily by our overweight position in consumer staples and healthcare sectors and our underweight in financial services.

After a flat start to the fourth quarter in October, the markets surged in response to the election results as well as a retreat in energy prices. In fact, the strong upward move in November and December accounted for the entire quarter's performance, and indeed the entire year's performance. As might be expected in such a strong market move, the Fund's conservatively managed portfolio underperformed the Russell 1000 Value Index during the quarter. This can be attributed, in part to our overweight positions in energy, healthcare and consumer staples.

For the year, the Dow Jones Industrial Average rose 3.1%, the tech-laden Nasdaq Composite Index gained 8.6%, the S&P 500 ended the year up 9% while the Russell 1000 Value Index rose 16.5%. The Fund provided a respectable return of 8.63%. In summary, we believe earnings will continue to grow, but at a slower and more sustainable pace than was achieved in 2004. High energy prices and still-rising healthcare costs continue to create headwinds for corporate America, while consumer spending will likely slow as income growth is partially offset by the effect of higher interest rates and a decline in fiscal stimulus. A slowing growth environment, combined with equity valuations that remain high by historical standards, support a more defensive posture with an emphasis on higher quality equities. While we admit we have been somewhat early in this regard, we continue to believe that the market will rotate towards stronger balance sheets, lower valuations and more sustainable earnings growth. This can serve our shareholders well as it has over the long-run.

Long-term total return and capital preservation remains the investment objective of the Fund.

VIKING LARGE-CAP VALUE FUND

Growth of a $10,000 Investment
August 3, 1999 through December 31, 2004 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Large-Cap Value Fund vs. the Russell 1000 Value Index

[Comparative index graph]

                               Viking Large-Cap           Viking Large-Cap         Russell 1000
                                  Value Fund                  Value Fund             Value Index
                              with max sales charge     without max sales charge
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,479                    $10,000                 $10,000
October 31, 1999                    $ 9,147                    $ 9,650                 $ 9,875
December 31, 1999                   $ 9,406                    $ 9,924                 $ 9,845
February 28, 2000                   $ 8,057                    $ 8,500                 $ 8,816
April 30, 2000                      $ 9,292                    $ 9,803                 $ 9,777
June 30, 2000                       $ 9,245                    $ 9,753                 $ 9,428
August 31, 2000                     $ 9,957                    $10,505                 $10,078
October 31, 2000                    $10,252                    $10,816                 $10,420
December 31, 2000                   $10,598                    $11,181                 $10,535
February 28, 2001                   $10,483                    $11,059                 $10,282
April 30, 2001                      $11,018                    $11,624                 $10,405
June 30, 2001                       $10,665                    $11,251                 $10,403
August 31, 2001                     $10,368                    $10,938                 $ 9,965
October 31, 2001                    $ 9,431                    $ 9,949                 $ 9,184
December 31, 2001                   $10,308                    $10,875                 $ 9,947
February 28, 2002                   $10,298                    $10,865                 $ 9,886
April 30, 2002                      $10,471                    $11,047                 $ 9,998
June 28, 2002                       $ 9,588                    $10,115                 $ 9,472
July 31, 2002                       $ 8,571                    $ 9,042                 $ 8,591
August 31, 2002                     $ 8,542                    $ 9,012                 $ 8,656
September 30, 2002                  $ 7,486                    $ 7,898                 $ 7,693
October 31, 2002                    $ 7,697                    $ 8,121                 $ 8,263
November 30, 2002                   $ 8,302                    $ 8,759                 $ 8,784
December 31, 2002                   $ 7,929                    $ 8,365                 $ 8,403
January 31, 2003                    $ 7,668                    $ 8,090                 $ 8,199
February 28, 2003                   $ 7,417                    $ 7,825                 $ 7,980
March 31, 2003                      $ 7,349                    $ 7,753                 $ 7,994
April 30, 2003                      $ 7,890                    $ 8,324                 $ 8,697
May 31, 2003                        $ 8,413                    $ 8,875                 $ 9,259
June 30, 2003                       $ 8,606                    $ 9,079                 $ 9,375
July 31, 2003                       $ 8,606                    $ 9,079                 $ 9,514
August 31, 2003                     $ 8,828                    $ 9,314                 $ 9,663
September 30, 2003                  $ 8,645                    $ 9,120                 $ 9,568
October 31, 2003                    $ 9,138                    $ 9,640                 $10,154
November 30, 2003                   $ 9,351                    $ 9,865                 $10,291
December 31, 2003                   $ 9,786                    $10,324                 $10,926
January 31, 2004                    $ 9,806                    $10,345                 $11,118
February 29, 2004                   $10,049                    $10,601                 $11,356
March 31, 2004                      $ 9,883                    $10,427                 $11,257
April 30, 2004                      $ 9,845                    $10,386                 $10,982
May 31, 2004                        $ 9,932                    $10,478                 $11,094
June 30, 2004                       $10,175                    $10,735                 $11,356
July 31, 2004                       $ 9,786                    $10,324                 $11,196
August 31, 2004                     $ 9,757                    $10,294                 $11,355
September 30, 2004                  $ 9,874                    $10,417                 $11,531
October 31, 2004                    $ 9,971                    $10,519                 $11,723
November 30, 2004                   $10,428                    $11,002                 $12,316
December 31, 2004                   $10,631                    $11,215                 $12,728

The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/04. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 Value Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                        Lifetime
Through December 31, 2004    One-Year   Three-Year   Five Year   (Est. 8/3/99)
- ----------------------------------------------------------------------------
Excluding Sales Charge        8.63%       1.03%        2.48%         2.14%
Including Sales Charge        2.71%      -0.78%        1.38%         1.14%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING SMALL-CAP VALUE FUND

By:  George C. Pierides, Portfolio Manager
       Shannon D. Radke, President

Viking Small-Cap Value Fund provided a return of 17.86% (at net asset value) for the year ended December 31, 2004.

The first quarter of 2004 provided mixed results for the equity market. Equities were mostly positive with the S&P 500 Index gaining 1.7% and the Russell 1000 Value Index returning 3.0%. However, the Dow Jones Industrial Average and the NASDAQ Composite both had negative returns of less than 1%. The first quarter marked a strong 12-month period for stocks following a difficult three-year bear market from March 2000 until March 2003. Our main takeaway from the equity markets in the first quarter, despite many crosscurrents, was that the equity prices consolidated their dramatic gains of 2003 with only a modest, normal correction. In general, stronger-than-expected earnings was the reason. For equity investors, productivity gains continued to fuel earnings growth beyond what might have been expected from GDP growth alone. The leadership of small-cap stocks continued in the first quarter of 2004, as the Russell 2000 Index outpaced all other major domestic equity indices with an outsized 6.3% gain. This followed the volatile two-year period of 2002-2003, when the Russell 2000 posted its worst and best years, respectively, since its 1979 inception. As might be expected given the continued strong performance of the financial services sector and our significant underweight to it, our Small-Cap Fund lagged the Russell 2000 and its value subset posting a Q1 return of 2.25%, as we continued to believe that interest rates were at artificially and unsustainably low levels.

Following a significant decline in April, which was prompted by fears of rising interest rates, a late-quarter spurt allowed the small-cap market to post a modest gain in the April-June period. Specifically, the Russell 2000 Index eked out a modest 0.5% increase and the Russell 2000 Value Index edged 0.8% higher. Our Fund performed significantly better in the second quarter, returning 5% and outpacing the benchmarks by over 400 basis points. During the second quarter, the Fund was led higher by an eclectic group, indeed, with the top five performers including two toy companies, an electronics manufacturer, a trucker and a commodity chemical producer.

Despite a smart rally from the mid-August lows, the Russell 2000 Index was unable to pull out a gain for the third quarter and declined by 2.9%. Continued concerns related to rising short-term interest rates and slowing earnings growth kept a lid on the small-cap market, although the value subset scratched out a meager 0.1% advance, as measured by the Russell 2000 Value Index. Our Fund outperformed both indices for the three months ended September 30th, allowing us to extend our year-to-date gains. The Fund was once again led higher by a diverse group of stocks, with the top five performers including a construction company, a commodity chemicals producer, a discount retailer, an energy company and a trucker.

Small-cap stocks were among the leaders in the broad-based, fourth-quarter market surge, with the Russell 2000 Index gaining 14.1% and outpacing its value subset by less than one percentage point. Our Fund underperformed the hot fourth-quarter market, as should be expected given our more conservative approach to investing. During the October-December quarter, the Fund was pulled higher by an interesting group of stocks, with the top five performers including a power management semiconductor company, a food wholesaler/ retailer, an auto parts manufacturer, a maker of electric motors and water heaters and a trucker.

For the full year, the Russell 2000 rose 18.3%, but lagged the Russell 2000 Value Index by nearly 400 basis points. The Fund returned a strong 17.86%. With election-related uncertainty having been put to rest, investors scrambled to jump on the bandwagon as the second consecutive year of abnormally strong returns came to an end. While the recent energy price pullback is helpful to energy-consuming corporations' profits, we believe the longer-term supply/demand equation should help keep oil and gas prices at relatively high levels, thus keeping energy profits solid and placing a drag on economic growth. Continued investment in the vital energy sector still seems prudent in light of the instability in various parts of the il-producing world. In such an environment, companies exhibiting sustainable earnings growth could perform well, and those we can buy at a discount valuation should provide strong relative returns. Moreover, the flatter yield curve should put pressure on less-diversified financial services companies, to which we are substantially underweight.

As always, we will remain vigilant for undervalued situations that offer extraordinary returns for our shareholders. Long-term total return and capital preservation remains the investment objective of the Fund.

VIKING SMALL-CAP VALUE FUND

Growth of a $10,000 Investment
May 3, 1999 through December 31, 2004 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Small-Cap Value Fund vs. the Russell 2000 Value Index

[Comparative index graph]

                               Viking Small-Cap           Viking Small-Cap         Russell 2000
                                  Value Fund                  Value Fund            Value Index
                              with max sales charge     without max sales charge
                              ---------------------------------------------------------------------
May 3, 2001                         $ 9,479                    $10,000                 $10,000
June 30, 2001                       $ 9,697                    $10,230                 $10,665
July 31, 2001                       $ 9,421                    $ 9,940                 $10,426
August 31, 2001                     $ 9,299                    $ 9,810                 $10,390
September 30, 2001                  $ 8,227                    $ 8,680                 $ 9,243
October 31, 2001                    $ 8,682                    $ 9,160                 $ 9,484
November 30, 2001                   $ 9,204                    $ 9,710                 $10,166
December 31, 2001                   $ 9,725                    $10,260                 $10,788
January 31, 2002                    $ 9,839                    $10,380                 $10,932
February 28, 2002                   $ 9,754                    $10,290                 $10,998
March 31, 2002                      $10,597                    $11,180                 $11,821
April 30, 2002                      $10,891                    $11,490                 $12,238
May 31, 2002                        $10,768                    $11,360                 $11,833
June 28, 2002                       $10,332                    $10,900                 $11,571
July 31, 2002                       $ 8,910                    $ 9,400                 $ 9,852
August 31, 2002                     $ 8,986                    $ 9,480                 $ 9,808
September 30, 2002                  $ 8,569                    $ 9,040                 $ 9,108
October 31, 2002                    $ 8,682                    $ 9,160                 $ 9,245
November 30, 2002                   $ 9,137                    $ 9,640                 $ 9,982
December 31, 2002                   $ 8,863                    $ 9,350                 $ 9,556
January 31, 2003                    $ 8,474                    $ 8,940                 $ 9,287
February 28, 2003                   $ 8,483                    $ 8,950                 $ 8,975
March 31, 2003                      $ 8,626                    $ 9,100                 $ 9,070
April 30, 2003                      $ 9,156                    $ 9,660                 $ 9,932
May 31, 2003                        $ 9,668                    $10,200                 $10,946
June 30, 2003                       $ 9,829                    $10,370                 $11,132
July 31, 2003                       $10,218                    $10,780                 $11,687
August 31, 2003                     $10,692                    $11,280                 $12,131
September 30, 2003                  $10,502                    $11,080                 $11,991
October 31, 2003                    $11,175                    $11,790                 $12,969
November 30, 2003                   $11,555                    $12,190                 $13,467
December 31, 2003                   $11,782                    $12,430                 $13,954
January 31, 2004                    $11,839                    $12,490                 $14,437
February 29, 2004                   $12,028                    $12,690                 $14,716
March 31, 2004                      $12,047                    $12,710                 $14,920
April 30, 2004                      $11,848                    $12,500                 $14,148
May 31, 2004                        $11,924                    $12,580                 $14,319
June 30, 2004                       $12,645                    $13,340                 $15,046
July 31, 2004                       $12,237                    $12,910                 $14,354
August 31, 2004                     $12,265                    $12,940                 $14,495
September 30, 2004                  $12,664                    $13,360                 $15,069
October 31, 2004                    $12,758                    $13,460                 $15,303
November 30, 2004                   $13,602                    $14,350                 $16,661
December 31, 2004                   $13,886                    $14,649                 $17,058


The chart assumes $10,000 invested on May 3, 2001 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 05/03/01-12/31/04. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Value Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                  Lifetime
Through December 31, 2004          One-Year   Three-Year    (Est. 5/3/01)
- ----------------------------------------------------------------------
Excluding Sales Charge              17.86%      12.61%          10.97%
Including Sales Charge              11.66%      10.59%           9.37%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2004

Viking Tax-Free Fund for Montana

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
MUNICIPAL BONDS  98.8%
General Obligations  22.1%
Bozeman MT Ser A  4.95%  07/01/20                                                170,000              $180,907
Butte Silver Bow MT City & Cnty (AMBAC)  4.75%  07/01/11                         210,000               231,825
Cascade Cnty MT High Sch A Great Falls  2.85%  07/01/05                          225,000               225,711
Cascade Cnty MT High Sch A Great Falls  3.15%  07/01/06                          100,000               101,397
Flathead Cnty MT Sch Dist No. 6 Columbia Falls  5.65%  07/01/19                   75,000                83,252
Flathead Cnty MT Sch Dist No. 44 (MBIA)  3.00%  07/01/11                         195,000               195,811
Kalispell MT (MBIA)  4.625%  07/01/05                                            130,000               131,786
Misoula MT Ser A (FSA)  3.00%   07/01/09                                         250,000               254,805
MT St Long Range Building Pg-Ser G   4.00%   08/01/13                            250,000               263,150
MT St Long Range Building Pg - Ser G  4.00%  08/01/16                            250,000               258,450
MT St Water Pollution Ctl  5.60%  07/15/20                                       100,000               108,994
Puerto Rico Mun Fin Agy Ser A (FSA)  5.50%  08/01/23                             250,000               269,775
Ravalli Cnty MT Sch Dist No. 003 Hamilton (FSA)  4.00%  07/01/16                  80,000                82,696
Ravalli Cnty MT Sch Dist No. 003 Hamilton (FSA)  4.65%  07/01/09                 105,000               112,300
Yellowstone & Carbon Cntys Elem Sch Dist (MBIA) 4.25% 07/01/24                   200,000               197,938
                                                                                                     ---------
                                                                                                     2,698,797
                                                                                                     ---------
Continuing Care Revenue Bonds  0.6%
MT St Hlth Facs Auth Rev Hillcrest Sr Ctr  6.90%  06/01/15                        30,000                31,420
MT St Hlth Facs Auth Rev Hillcrest Sr Ctr  7.25%  06/01/25                        35,000                37,046
                                                                                                     ---------
                                                                                                        68,466
                                                                                                     ---------
Higher Education Revenue Bonds  21.3%
MT St Brd Regents Hgher Ed Rev Rnv of MT (MBIA)  3.75%  11/15/15                 200,000               202,448
MT St Brd Regents (MSU) Hghr Ed Rev 4.00% 11/15/19                               250,000               250,478
MT St Hgher Ed Stud Assist Corp Rev Ser B  6.40%  12/01/32                       415,000               440,182
MT Brd Regents (MSU) Ref & Imp Hghr Ed Facs-D (MBIA)  5.375%  11/15/21           375,000               395,452
MT St Brd Regents (MSU) Rev Facs Imp-E (AMBAC) 5.00% 11/15/21                     80,000                85,038
MT Brd Regents (U of M) Hgher Ed Rev Ser F (MBIA) 5.75%  05/15/24                150,000               165,171
Puerto Rico Tour Edl Med & Env Facs Mendez Univ  5.375% 02/01/19                  75,000                77,654
*Univ of MT Revs Facs Acq & Imp Ser C (MBIA)  5.00%  11/15/17                    140,000               147,022
Univ of MT Revs Higher Ed Facs Imp Ser D (MBIA)  5.375%  05/15/15                 75,000                81,273
Univ of MT Revs Higher Ed Facs Imp Ser D (MBIA) 5.375%  05/15/19                 370,000               415,081
Univ Puerto Rico Revs Ser O (MBIA)  5.75%  06/01/17                              300,000               340,455
                                                                                                     ---------
                                                                                                     2,600,254
                                                                                                     ---------
Hospital Revenue Bonds  19.5%
MT Hlth Fac Fin Auth Rev Mstr Ln Program Comm Med Ctr  5.20%  12/01/21           145,000               155,270
MT Fac Fin Auth Providence Serv (MBIA)  4.60%  12/01/18                          150,000               160,904
MT Fac Fin Auth Providence Serv (MBIA)  5.00%  12/01/18                          500,000               533,850
MT Fac Fin Auth Providence Serv (MBIA)  4.80%  12/01/20                          200,000               214,888
*MT Hlth Fac Auth Sisters Chrty Leavenworth (MBIA)  5.125%  12/01/18             200,000               215,636
MT Hlth Fac Auth Sisters Chrty Leavenworth (MBIA)  5.00%  12/01/24               110,000               115,735
MT St Hlth Fac Auth Rev Comm Med Ctr  6.375%  06/01/18                           370,000               374,033
MT St Hlth Fac Auth Rev Holy Rosary Pre-Ref (MBIA)  5.25%  07/01/20              130,000               132,032
*MT St Hlth Fac Auth Rev Kalispell Med Ctr (AMBAC)  5.00%  07/01/16              450,000               480,213
                                                                                                     ---------
                                                                                                     2,382,561
                                                                                                     ---------
Housing Revenue Bonds  14.4%
*MT St Brd Hsg Sngle Fam Mtg Ser A-2  5.75%  06/01/30                             85,000                85,857
*MT St Brd Hsg Sngle Fam Ser A-2  5.50%  12/01/20                                100,000               101,463
*MT St Brd Hsg Sngle Fam Ser A-2  5.60%  12/01/23                                 80,000                81,190
MT St Brd Hsg Sngle Fam Ser A-2  5.20%  12/01/22                                 135,000               139,442
MT St Brd Hsg Sngle Fam Ser B-2  4.85%  12/01/15                                 140,000               144,542
MT St Brd Hsg Sngle Fam Ser B-2  3.40%  12/01/12                                 205,000               204,939
MT St Brd Hsg Sngle Fam Prog Ser C  3.95%  06/01/11                              200,000               204,720
MT St Brd Hsg Sngle Fam Prog Ser B  4.55%  12/01/11                              400,000               415,700
MT St Brd Hsg Sngle Fam Prog Ser C  3.60% 12/01/11                               230,000               231,030
                                                                                                     ---------
                                                                                                     1,608,883
                                                                                                     ---------
Transportation Revenue Bonds  4.3%
Missoula Cnty MT Arpt Auth Arpt Rec Ser C  3.30%  07/01/10                       250,000               250,768
Puerto Rico Hwy & Trans Auth Rev Ser G  (FGIC)  5.25%  07/01/20                  250,000               277,460
                                                                                                     ---------
                                                                                                       528,228
                                                                                                     ---------
Water Revenue Bonds 3.8%
Butte Silver Bow MT Wtr Sys Rev  3.40%  11/01/12                                 350,000               356,958
Great Falls MT Wtr Sys Rev Ref Ser A (AMBAC)  3.85%  08/01/08                    100,000               104,336
                                                                                                     ---------
                                                                                                       461,294
                                                                                                     ---------
Other Revenue Bonds  14.0%
MT Fac Fin Auth Developmental Ctr Prog  4.50%  06/01/16                          250,000               253,630
MT Fac Fin Auth Developmental Ctr Prog  4.75%  06/01/19                          170,000               174,568
MT St Brd Invt Refunded 1996 Pay Tax (MBIA)  6.875%  06/01/20                    105,000               117,414
MT St Brd Invt Refunded 1996 Pay Tax (MBIA)  6.875%  06/01/20                    105,000               117,369
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  6.00%  07/01/26         195,000               224,823
Puerto Rico Comwlth Aqueduct & Swr Auth Rev  (MBIA)  5.00%  07/01/19             125,000               131,491
Puerto Rico Comwlth Infra Fing Auth Ser A (AMBAC)  5.00%  07/01/21               250,000               265,745
Puerto Rico Comwlth Inf Fin Auth Ser A (AMBAC)  5.25%  07/01/10                  100,000               109,659
Puerto Rico Pub Fin Corp Ser A (MBIA)  5.50%  08/01/17                           275,000               314,218
                                                                                                     ---------
                                                                                                     1,708,917
                                                                                                     ---------

Total Municipal Bonds (cost $11,771,268)                                                            12,057,400

TOTAL MARKET VALUE OF  SECURITIES OWNED  98.8%  (COST $11,771,268)                                  12,057,400

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  1.2%                                                  148,504
                                                                                                   -----------
NET ASSETS APPLICABLE TO 1,194,677 SHARES (0.001 PAR VALUE) OUTSTANDING - 100.0%                   $12,205,904
                                                                                                   ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
The accompanying notes are an integral part of these financial statements.

Summary of Abbreviations:
AMBAC Insured by the AMBAC Indemnity Corporation
FGIC Insured by the Financial Guaranty Insurance Company
FSA Insured by Financial Security Assurance
MBIA Insured by the Municipal Bond Insurance Association



VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2004

Viking Tax-Free Fund for North Dakota

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
MUNICIPAL BONDS  98.3%

General Obligations  20.4%
*Bismarck ND Ref & Imp - Ser L  4.00%  06/01/07                                   75,000               $75,424
Bismarck ND Ref & Imp - Ser P  2.90%  05/01/12                                   100,000                97,245
Bismarck ND Ref & Imp - Ser P  3.50%  05/01/16                                   100,000                97,819
*Fargo ND Ref & Imp - Ser B (FGIC)  5.125%  05/01/17                              60,000                63,033
Fargo ND Ref & Impt Ser D (MBIA) 5.00% 05/01/28                                  200,000               206,482
Hillsboro ND Pub Sch Dist No. 9 (FSA)  4.85%  06/01/19                            50,000                52,013
*Jamestown ND Pub Sch Dist No. 011 (FGIC)  4.60%  05/01/15                        50,000                52,294
*Mandan ND Ref & Imp - Ser B (MBIA)  5.00%  05/01/16                              70,000                72,788
Mandan ND Ref Impt Ser C (AMBAC) 4.00% 05/01/18                                  150,000               149,724
Puerto Rico Commonwealth (MBIA)  5.375%  07/01/25                                 50,000                54,595
*West Fargo ND Ref & Imp  5.00%  05/01/08                                        250,000               265,895
West Fargo ND Pub Sch Dist No. 006 (FGIC)  5.00%  05/01/14                        50,000                54,133
                                                                                                     ---------
                                                                                                     1,240,445
                                                                                                     ---------
Building Authority Revenue Bonds  7.6%
Fargo ND Bldg Auth Lease Rev Ser A  5.00%  05/01/20                               50,000                53,679
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.00%  12/01/17                           50,000                53,683
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.00%  12/01/16                           50,000                53,117
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.20%  12/01/19                           90,000                97,379
ND St Bldg Auth Lease Rev Ser C (AMBAC)  4.00%  08/15/11                         100,000               104,527
ND St Bldg Auth Lease Rev Ser C  (AMBAC)   4.20%  08/15/13                       100,000               104,167
                                                                                                     ---------
                                                                                                       465,552
                                                                                                     ---------
Education Revenue Bonds  6.7%
Fargo ND School District Bldg Auth Rev (MBIA)  5.50%  05/01/14                    50,000                53,562
Minot Pub School District No 1 Bldg Auth 4.80% 05/01/23                          250,000               252,685
West Fargo Pub School District Bldg Auth Lease Rev 4.20% 05/01/17                100,000                99,454
                                                                                                     ---------
                                                                                                       405,701
                                                                                                     ---------
Higher Education Revenue Bonds  12.1%
Fargo ND Lease Rev NDSU Lease Oblig Ser-A  (AMBAC)  3.50%  05/01/09               60,000                61,005
ND St Brd Hgher Ed Rev Hsg & Aux Facs UND (FGIC)  5.00%  04/01/18                250,000               266,007
ND St Brd Hgher Ed Rev Hsg & Aux Facs NSDU (FGIC) 4.00% 04/01/15                 150,000               154,462
Puerto Rico Tour Edl Med & Env Facs Mendez Univ  5.375%  02/01/19                 25,000                25,885
Univ Puerto Rico Revs Ser O (MBIA)  5.75%  06/01/17                              200,000               226,970
                                                                                                     ---------
                                                                                                       734,329
                                                                                                     ---------
Hospital Revenue Bonds  16.0%
Bismarck ND Hlth Care Facs Rev St. Alexius  (FSA)  4.30%  07/01/08               150,000               156,431
Burleigh Cnty ND Hlth Care MedCenter One (MBIA)  5.25%  05/01/12                 325,000               348,979
Fargo ND Hlth Sys Rev Meritcare Ser A (MBIA) 5.375% 06/01/27                     100,000               102,716
Fargo ND Hlth Sys Rev Meritcare Obl (FSA)  5.375%  06/01/15                       65,000                70,695
Fargo ND Hlth Sys Rev Meritcare Obl (AMBAC)  4.125%  06/01/11                    150,000               156,858
Fargo ND Hlth Sys Rev Meritcare Obl (AMBAC)  5.00%  06/01/22                      45,000                46,679
Grand Forks ND Hlth Care Altru Hlth Obl Group (MBIA)  5.60%  08/15/17             20,000                21,477
Grand Forks ND Hlth Care Altru Hlth Obl Group  7.125%  08/15/24                   20,000                21,675
Valley City ND Rev Ref Lutheran Hlth Ser A-5 (MBIA)  4.20%  01/01/06              25,000                25,363
Ward Cnty ND Hlth Care Facs Rev Trinity Obl Group - B  6.00%  07/01/10            25,000                26,137
                                                                                                     ---------
                                                                                                       977,010
                                                                                                     ---------
Housing Revenue Bonds  11.2%
Fargo ND Multifam Rev Ref Hsg Trollwood Village  6.90%  09/01/13                  25,000                24,017
ND St Hsg Fin Agy Home Mtg Ser B  3.50%   07/01/10                               300,000               303,024
ND St Hsg Fin Agy Rev Home Mtg Prog C  4.90%   07/01/15                          150,000               155,629
ND St Hsg Fin Agy Hsg Fin Home MTG-C-RMK  6.10%  07/01/28                         10,000                10,057
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg B  5.85%  07/01/28                       5,000                 4,980
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg D  5.05%  01/01/06                      10,000                10,087
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg A  5.25%  07/01/18                      70,000                70,755
*ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg A  5.55%  07/01/22                    100,000               101,509
                                                                                                     ---------
                                                                                                       681,058
                                                                                                     ---------
Utility Revenue Bonds  3.8%
Mercer Cnty Poll Ctl Rev Basin Electric Power Coop  (AMBAC)  6.05%  01/01/19      85,000                86,488
Puerto Rico Elec Pwr Auth Rev Ser DD  (FSA)   5.125%  07/01/13                   135,000               145,338
                                                                                                     ---------
                                                                                                       231,826
                                                                                                     ---------
Transportation Revenue Bonds  5.1%
Guam Intl Arpt Auth Ser C (MBIA) 5.375%  10/01/17                                150,000               163,830
South Central Reg Water Dist Burleigh Cnty Rev 5.00% 10/01/23                    150,000               147,906
                                                                                                     ---------
                                                                                                       311,736
                                                                                                     ---------
Water Revenue Bonds  0.9%
ND St Water Comm Rev Water Dev & Mgmt Prg Ser A (MBIA)  5.50%  08/01/10           50,000                56,229
                                                                                                     ---------
                                                                                                        56,229
                                                                                                     ---------
Other Revenue Bonds  14.5%
Bismarck ND Lodging & Restaurant Tax Rev  4.00%  12/01/12                        100,000               101,572
Grand Forks ND Sales Tax Rev Aurora Project Ser A (MBIA)  5.625%  12/15/29       185,000               196,335
*Grand Forks ND Sales Tax Rev Dike Imp (AMBAC)  4.50%  09/01/10                   50,000                53,286
Grand Forks ND Sales Tax Rev Dike Imp (AMBAC)  5.00%  09/01/13                   100,000               109,910
Grand Forks ND Sales Tax Rev Dike Imp (AMBAC)  5.00%  09/01/17                   145,000               155,460
ND St Muni Bond Bank Cap Fing Prog 6.00%  06/01/21                                25,000                25,878
ND St Muni Bond Bank St Revolv Fund Prog - Ser A  4.90%  10/01/18                 50,000                52,260
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  6.00%  07/01/26          15,000                17,294
Puerto Rico Pub Fin Corp Ser A (MBIA) 5.375%  08/01/24                           150,000               169,506
                                                                                                     ---------
                                                                                                       881,501
                                                                                                     ---------

Total Municipal Bonds (cost $5,884,532)                                                              5,985,387

TOTAL MARKET VALUE OF SECURITIES OWNED  98.3% (COST $5,884,532)                                      5,985,387

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  1.7%                                                  100,883
                                                                                                    ----------

NET ASSETS APPLICABLE TO 591,484 SHARES (0.001 PAR VALUE) OUTSTANDING - 100.00%                     $6,086,270
                                                                                                    ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
The accompanying notes are an integral part of these financial statements.

Summary of Abbreviations:
AMBAC Insured by the AMBAC Indemnity Corporation
FGIC Insured by the Financial Guaranty Insurance Company
FSA Insured by Financial Security Assurance
MBIA Insured by the Municipal Bond Insurance Association

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2004

Viking Large-Cap Value Fund

                                                                 SHARES                 VALUE
Common Stocks  97.5%
Appliance & Tool 2.0%
Whirlpool                                                          900                 $62,289
                                                                                      --------
                                                                                        62,289
                                                                                      --------

Banks/Financial Services  12.8%
Bank of America                                                  1,400                  65,786
Citigroup                                                        2,200                 105,996
JP Morgan Chase                                                    800                  31,208
Merrill Lynch                                                      600                  35,862
Morgan Stanley                                                     600                  33,312
National City                                                    1,000                  37,550
U.S. Bancorp                                                     1,265                  39,620
Washington Mutual                                                1,100                  46,508
                                                                                      --------
                                                                                       395,842
                                                                                      --------
Building Materials  3.4%
Masco Corporation                                                2,900                 105,937
                                                                                      --------
                                                                                       105,937
                                                                                      --------
Computer/Communications Related  4.9%
Hewlett-Packard                                                  3,000                  62,910
International Rectifier*                                         2,000                  89,140
                                                                                      --------
                                                                                       152,050
                                                                                      --------
Drug  4.5%
Merck                                                            1,100                  35,354
Phizer                                                           3,800                 102,182
                                                                                      --------
                                                                                       137,536
                                                                                      --------
Drug Distribution  8.6%
Amerisource Bergen                                               1,200                  70,416
CVS Corp.                                                        2,700                 121,689
Mckesson                                                         2,300                  7,2358
                                                                                      --------
                                                                                       264,463
                                                                                      --------

Energy  13.7%
Anadarko Petroleum                                               1,500                  97,215
Apache                                                           2,300                 116,311
ChevronTexaco                                                    2,000                 105,020
ConocoPhillips                                                   1,200                 104,196
                                                                                      --------
                                                                                       422,742
                                                                                      --------
Entertainment 2.3%
Disney                                                           2,500                  69,500
                                                                                      --------
                                                                                        69,500
                                                                                      --------
Food 3.6%
Dean Foods*                                                      2,500                  82,375
Sara Lee                                                         1,200                  28,968
                                                                                      --------
                                                                                       111,343
                                                                                      --------

Household Products  2.8%
Kimberly-Clark                                                   1,300                  85,553
                                                                                      --------
                                                                                        85,553
                                                                                      --------
Industrial Products  3.4%
Ingersoll-Rand                                                   1,300                 104,390
                                                                                      --------
                                                                                       104,390
                                                                                      --------
Insurance  5.6%
Hartford Financial Services Group                                  800                  55,448
MBIA, Inc.                                                         700                  44,296
Partnerre Ltd.                                                   1,200                  74,328
                                                                                      --------
                                                                                       174,072
                                                                                      --------
Medical Services / Supplies  3.4%
Health Management Associates                                     2,700                  61,344
Triad Hospital*                                                  1,200                  44,652
                                                                                      --------
                                                                                       105,996
                                                                                      --------
Metals  4.4%
ALCOA                                                            2,800                  87,976
Rio Tinto Plc ADR                                                  400                  47,684
                                                                                      --------
                                                                                       135,660
                                                                                      --------
Multi-Industry  2.8%
Honeywell                                                          800                  28,328
ITT Industries                                                     700                  59,115
                                                                                      --------
                                                                                        87,443
                                                                                      --------
Packaging  3.4%
Sealed Air*                                                      2,000                 106,540
                                                                                      --------
                                                                                       106,540
                                                                                      --------
Retail  1.9%
BJ's Wholesale*                                                  2,000                  58,260
                                                                                      --------
                                                                                        58,260
                                                                                      --------
Telecommunications  2.1%
Verizon Communications                                           1,600                  64,816
                                                                                      --------
                                                                                        64,816
                                                                                      --------
Transportation  4.7%
Canadian Pacific                                                 1,300                  44,733
Union Pacific                                                    1,500                 100,875
                                                                                      --------
                                                                                       145,608
                                                                                      --------
Utilities  7.2%
American Electric Power                                          1,600                  54,944
Dominion Resources                                               1,400                  94,836
Public Service Enterprise Group                                  1,400                  72,478
                                                                                      --------
                                                                                       222,258
                                                                                      --------

Total Common Stocks (Cost $2,374,661)                                                3,012,298

SHORT-TERM INVESTMENTS 2.7%
Federated Prime Value Obligations #853                          83,000                  83,000
                                                                                    ----------
Total Short-Term Investments (cost: $83,000)                                            83,000
                                                                                    ----------
TOTAL MARKET VALUE OF SECURITIES OWNED  100.2% (COST $2,457,661)                     3,095,298

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  (0.2)%                                (1,161)
                                                                                    ----------
NET ASSETS APPLICABLE TO 283,947 SHARES ($0.001 PAR VALUE)
     OUTSTANDING 100.0%                                                             $3,088,137
                                                                                    ==========

*Non-income producing investments.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2004

Viking Small-Cap Value Fund

                                                                 SHARES                 VALUE
Common Stocks  91.4%
Auto Related  3.2%
Borg Warner                                                      1,000                 $54,170
                                                                                      --------
                                                                                        54,170
                                                                                      --------
Basic Materials  2.1%
Albany International                                             1,000                  35,160
                                                                                      --------
                                                                                        35,160
                                                                                      --------
Cement  3.0%
Lafarge                                                          1,000                  51,320
                                                                                      --------
                                                                                        51,320
                                                                                      --------
Chemical  3.3%
RPM                                                              2,900                  57,014
                                                                                      --------
                                                                                        57,014
                                                                                      --------
Computer/Communications Related  2.3%
International Rectifier*                                           900                  40,113
                                                                                      --------
                                                                                        40,113
                                                                                      --------
Construction/Engineering  3.6%
Granite Construction                                             1,200                  31,920
Insituform Technologies                                          1,300                  29,471
                                                                                      --------
                                                                                        61,391
                                                                                      --------
Drug Distribution  1.9%
Par Pharmaceutical Companies*                                      800                  33,104
                                                                                      --------
                                                                                        33,104
                                                                                      --------
Electrical Equipment  2.7%
Belden CDT                                                       2,000                  46,400
                                                                                      --------
                                                                                        46,400
                                                                                      --------
Electronics  2.8%
Bel Fuse Cl. B                                                     900                  30,411
Technitrol                                                       1,000                  18,200
                                                                                      --------
                                                                                        48,611
                                                                                      --------
Energy  11.8%
Newfield Exploration*                                              800                  47,240
Piedmont Natural Gas                                             2,000                  46,480
Questar                                                          1,300                  66,248
Spinnaker Explorations*                                          1,200                  42,084
                                                                                      --------
                                                                                       202,052
                                                                                      --------
Food Processing 0.9%
Performance Food Group*                                            600                  16,146
                                                                                      --------
                                                                                        16,146
                                                                                      --------
Food Wholesalers/Retailers  1.0%
SuperValue                                                         500                  17,260
                                                                                      --------
                                                                                        17,260
                                                                                      --------
Household Products  5.8%
Church & Dwight                                                  1,950                  65,559
Libbey                                                           1,500                  33,315
                                                                                      --------
                                                                                        98,874
                                                                                      --------
Industrial Products  6.7%
AO Smith                                                         1,400                  41,916
CLARCOR                                                            200                  10,954
Teleflex                                                         1,200                  62,328
                                                                                      --------
                                                                                       115,198
                                                                                      --------
Insurance  5.7%
Protective Life                                                  1,300                  55,497
Scottish RE Group Ltd                                            1,600                  41,440
                                                                                      --------
                                                                                        96,937
                                                                                      --------
Medical Services/Supplies  9.5%
Conmed*                                                          1,300                  36,946
Mentor                                                             900                  30,366
MIM Corp.*                                                       1,500                   9,540
Owens & Minor                                                      900                  25,353
Polymedica                                                       1,100                  41,019
West Pharm. Services                                               800                  20,024
                                                                                      --------
                                                                                       163,248
                                                                                      --------
Packaging  3.4%
Aptar Group                                                      1,100                  58,058
                                                                                      --------
                                                                                        58,058
                                                                                      --------

Real Estate Investment Trusts 0.8%
Mack-Cali Realty                                                   300                  13,809
                                                                                      --------
                                                                                        13,809
                                                                                      --------
Restaurant  6.9%
Applebee's International                                           750                  19,838
CBRL Group                                                       1,100                  54,405
Landry's Seafood Restaurants                                       900                  26,154
Outback Steakhouse                                                 400                  18,312
                                                                                      --------
                                                                                       118,709
                                                                                      --------
Retail  5.0%
BJ's Wholesale*                                                  1,300                  37,869
Claire's Stores                                                  1,400                  29,750
ShopKo Stores*                                                   1,000                  18,680
                                                                                      --------
                                                                                        86,299
                                                                                      --------
Toy  1.9%
RC2 Corp.*                                                       1,000                  32,600
                                                                                      --------
                                                                                        32,600
                                                                                      --------
Transportation  7.1%
Arkansas Best                                                    1,700                  76,313
Yellow Roadway*                                                    798                  44,456
                                                                                      --------
                                                                                       120,769
                                                                                      --------

Total Common Stocks (Cost $1,119,536)                                                1,567,242

SHORT-TERM INVESTMENTS  10.2%
Federated Prime Value Obligations Fund #853                     76,000                  76,000
Federated Treasury Cash Reserves #125                           76,000                  76,000
First Western Collective Asset                                  23,000                  23,000
                                                                                    ----------
Total Short-Term Investments (Cost $175,000)                                           175,000

TOTAL MARKET VALUE OF SECURITIES OWNED  101.6% (COST $1,304,536)                     1,742,242

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  (1.6)%                                (27,691)
                                                                                    ----------

NET ASSETS APPLICABLE TO 119,079 SHARES ($0.001 PAR VALUE)
     OUTSTANDING 100.0%                                                             $1,714,551
                                                                                    ==========

*Non-income producing investments.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Assets and Liabilities
December 31, 2004

                              Tax-Free Fund              Tax-Free Fund              Large-Cap              Small-Cap
                                for Montana              for North Dakota           Value Fund            Value Fund
ASSETS:
Investments in securities:
Cost                            $11,771,268                  $5,884,532             $2,457,661            $1,294,536
                                ------------------------------------------------------------------------------------
Value                            12,057,400                   5,985,387              3,095,298             1,742,242
Cash                                259,161                     208,040                  3,103                 1,618
Receivable for fund shares sold         152                           -                  7,000                 7,000
Prepaid assets                        2,760                       1,003                    769                   489
Interest & dividends receivable     133,642                      69,161                  4,570                   863
                                ------------------------------------------------------------------------------------
Total assets                     12,453,115                   6,263,591              3,110,740             1,752,212
                                ------------------------------------------------------------------------------------

LIABILITIES:
Security purchases payable          199,113                     150,083                      -                     -
Distributions payable                38,479                      18,904                 13,634                29,579
Other accounts payable and
   accrued expenses                   9,619                       8,334                  8,969                 8,082
                                ------------------------------------------------------------------------------------
Total liabilities                   247,211                     177,321                 22,603                37,661
                                ------------------------------------------------------------------------------------
NET ASSETS                       12,205,904                   6,086,270              3,088,137             1,714,551
                                ------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004
Capital shares, $0.001 par value,
  unlimited shares authorized    11,962,953                   6,013,717              2,796,372             1,265,488
Net unrealized appreciation
 (depreciation)                     286,132                     100,855                637,637               447,706
Accumulated net realized gain
  (loss) on investments             (43,181)                    (28,302)              (345,872)                1,357
Undistributed net investment
  income (loss)                           -                           -                      -                     -
                                ------------------------------------------------------------------------------------
NET ASSETS                      $12,205,904                  $6,086,270             $3,088,137            $1,714,551
                                ------------------------------------------------------------------------------------


NET ASSET VALUE AND
  OFFERING PRICE PER SHARE
Net assets, at value            $12,205,904                  $6,086,270             $3,088,137            $1,714,551
Shares outstanding                1,194,677                     591,484                283,947               119,079
Net asset value per share            $10.22                      $10.29                 $10.88                $14.40
Maximum offering price per share
  (net asset value per share divided
  by 95.50%, 95.50%, 94.75% and
  94.75%, respectively)              $10.70                      $10.77                 $11.48                $15.20
                                ------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Operations
For the twelve months ended December 31, 2004

                               Tax-Free Fund              Tax-Free Fund              Large-Cap             Small-Cap
                                for Montana              for North Dakota           Value Fund            Value Fund
                               -------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                         $509,751                   $222,243                  $     -              $     -
Dividends                           8,192                      3,886                   52,386               17,211
                               -------------------------------------------------------------------------------------
Total investment income           517,943                    226,129                   52,386               17,211
                               -------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees           61,944                     27,405                   20,094               14,537
Administrative fees                12,389                      5,431                    2,871                1,454
Distribution fees                  30,972                     13,702                   11,482                5,815
Transfer agent fees                 3,090                      1,681                    3,378                2,505
Accounting fees                     6,194                      2,740                    1,431                  727
Professional fees                   7,089                      7,220                    7,196                7,204
Insurance                           3,511                      1,289                      764                  329
Trustee fees                        1,457                      1,461                    1,445                1,443
Registration fees                   1,004                        125                      639                  683
Custodian fees                      3,412                      3,412                    3,497                3,432
Other                                 144                         86                      327                  172
                               -------------------------------------------------------------------------------------
 Total expenses                   131,206                     64,552                   53,124               38,301
                               -------------------------------------------------------------------------------------
Less expenses waived or
  reimbursed                      (80,645)                   (40,375)                 (14,372)             (14,316)
                               ------------------------------------------------------------------------------------
Net expenses                       50,561                     24,177                   38,752               23,985
                               -------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)      467,382                    201,952                   13,634               (6,774)
                               -------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss)
  on investments                      354                    (10,980)                  (5,153)              38,977
Net change in unrealized
  appreciation (depreciation)
  of investments                   10,976                      8,266                  234,632              222,381
                               -------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS       11,330                     (2,714)                 229,479              261,358
                               -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                $478,712                   $199,238                 $243,113             $254,584
                               -------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Changes in Net Assets
For the twelve months ended December 31, 2004

                               Tax-Free Fund              Tax-Free Fund             Large-Cap             Small-Cap
                                for Montana              for North Dakota           Value Fund            Value Fund
                               -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income (loss)      $467,382                   $201,952                $13,634               $(6,774)
Net realized gain (loss)
   on investments                      354                    (10,980)                (5,153)               38,977
Net change in unrealized
   appreciation (depreciation)
   of investments                   10,976                      8,266                234,632               222,381
                               -------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations                   478,712                   199,238                243,113               254,584
                               -------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income             (467,382)                  (201,952)               (13,634)                    -
Net realized gains                       -                          -                      -               (29,579)
                               -------------------------------------------------------------------------------------
Total distributions to
  shareholders                    (467,382)                  (201,952)               (13,634)              (29,579)
                               -------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold        1,832,422                  1,980,510                340,357               403,263
Proceeds from reinvestment
  of distributions                 328,201                    129,141                 16,147                     -
Cost of shares repurchased      (2,600,299)                  (802,095)              (242,465)             (163,353)
                               -------------------------------------------------------------------------------------
Increase in net assets
  derived from capital share
  transactions                    (439,676)                 1,307,556                114,039               239,910
                               -------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
     IN NET ASSETS               $(428,346)                $1,304,842               $343,518              $464,915
                               -------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period            $12,634,250                 $4,781,428              $2,744,619           $1,249,636
                               -------------------------------------------------------------------------------------
End of period                  $12,205,904                 $6,086,270              $3,088,137           $1,714,551
                               -------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Changes in Net Assets
For the twelve months ended December 31, 2003

                               Tax-Free Fund              Tax-Free Fund             Large-Cap             Small-Cap
                                for Montana              for North Dakota           Value Fund            Value Fund
                               -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income (loss)      $433,864                  $139,584                 $16,486               $(3,198)
Net realized gain (loss)
   on investments                  (43,535)                  (16,696)               (325,216)                  982
Net change in unrealized
   appreciation (depreciation)
   of investments                   39,263                    23,916                 829,366               271,714
                               -------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations                  429,592                   146,804                 520,636               269,498
                               -------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income             (433,864)                 (139,584)                (16,486)                    -
Net realized gains                       -                         -                       -                     -
                               -------------------------------------------------------------------------------------
Total distributions to
  shareholders                    (433,864)                 (139,584)                (16,486)                    -
                               -------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold        4,623,768                 2,928,544                 377,617               406,681
Proceeds from reinvestment
  of distributions                 307,041                    83,423                  14,516                     -
Cost of shares repurchased        (805,083)                 (296,608)               (113,695)              (30,356)
                               -------------------------------------------------------------------------------------
Increase in net assets
  derived from capital share
  transactions                   4,125,726                 2,715,359                 278,438               376,325
                               -------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
     IN NET ASSETS              $4,121,454                $2,722,579                $782,588              $645,828
                               -------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period             $8,512,796                $2,058,849              $1,962,031              $603,813
                               -------------------------------------------------------------------------------------
End of period                  $12,634,250                $4,781,428              $2,744,619            $1,249,636
                               -------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for Montana

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    For the Period
                                            01/01/04-     01/01/03-    01/01/02-   01/01/01-   01/01/00-
                                            12/31/04      12/31/03     12/31/02    12/31/01    12/31/00
                                            ------------------------------------------------------------
Net asset value, beginning of period         $10.20        $10.18        $9.74        $9.82        $9.41
                                            ------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          0.38          0.42         0.46         0.51         0.52
Net realized and unrealized gain
   (loss) on investments                       0.02          0.02         0.48        (0.08)        0.41
                                            ------------------------------------------------------------
Total from investment operations               0.40         0.44         0.94         0.43         0.93
                                            ------------------------------------------------------------
Less distributions from:
Net investment income                         (0.38)        (0.42)       (0.46)       (0.51)       (0.52)
Net realized gains                                -             -        (0.04)           -            -
                                            ------------------------------------------------------------
Total distributions                           (0.38)        (0.42)       (0.50)       (0.51)       (0.52)
                                            ------------------------------------------------------------
Net asset value, end of period               $10.22        $10.20       $10.18        $9.74        $9.82
                                            ------------------------------------------------------------
Total return1                                  4.05%         4.45%        9.90%        4.48%       10.23%
                                            ------------------------------------------------------------

Ratios/supplemental data:
Net assets, end of period (000's)           $12,206       $12,634       $8,513       $3,549       $1,131
Ratio of net expenses to average net assets  0.41%2         0.31%2       0.15%2       0.06%2       0.01%2
Ratio of net investment income to
   average net assets                        3.78%4         4.13%        4.58%        5.06%         5.13%
Portfolio turnover rate                     26.55%         24.72%       40.09%        6.14%        21.12%

1Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
2Viking Fund Management, LLC, the Fund's investment manager, has contractually
agreed to waive     its fees or reimburse the Fund for its expenses through
August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $42,624 $114,564, $67,712, $30,300 and $17,505
If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.05%, 1.09%, 1.30%, 1.60% and 4.79% respectively.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for North Dakota

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    For the Period
                                              01/01/04-   01/01/03-    01/01/02-    01/01/01-    01/01/00-
                                              12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
                                             -------------------------------------------------------------
Net asset value, beginning of period           $10.29      $10.25        $9.76        $9.95        $9.47
                                             -------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            0.38        0.42         0.47         0.51         0.55
Net realized and unrealized gain
   (loss) on investments                            -        0.04         0.49        (0.19)        0.48
                                             -------------------------------------------------------------
Total from investment operations                 0.38        0.46         0.96        (0.32)        1.03
                                             -------------------------------------------------------------
Less distributions from:
Net investment income                           (0.38)      (0.42)       (0.47)       (0.51)       (0.55)
Net realized gains                                  -           -            -            -            -
                                             -------------------------------------------------------------
Total distributions                             (0.38)      (0.42)       (0.47)       (0.51)       (0.55)
                                             -------------------------------------------------------------
Net asset value, end of period                 $10.29      $10.29       $10.25        $9.76        $9.95
                                             -------------------------------------------------------------
Total return1                                    3.76%       4.60%       10.07%        3.26%       11.30%

Ratios/supplemental data:
Net assets, end of period (000's)              $6,086      $4,781       $2,059       $1,614         $327
Ratio of net expenses to average net assets      0.44%2      0.36%2       0.22%2       0.11%2       0.05%2
Ratio of net investment income to
   average net assets                            3.68%       4.06%        4.73%        4.85%        5.73%
Portfolio turnover rate                         22.36%       7.49%       27.95%        3.83%       16.16%

1Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
2Viking Fund Management, LLC, the Fund's investment manager, has
contractually agreed to waive     its fees or reimburse the Fund for its
expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $19,541, $45,235, $30,993, $16,352 and $15,441. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.16%, 1.32%, 1.90%, 2.57% and 7.10% respectively.


The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Large-Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     For the Period
                                               01/01/04-    01/01/03-   01/01/02-   01/01/01-    01/01/00-
                                               12/30/04     12/31/03    12/31/02    12/31/01     12/31/00
                                              ------------------------------------------------------------
Net asset value, beginning of period             $10.06       $8.20      $10.74      $11.08        $9.90
                                              ------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              0.05        0.06        0.06        0.04         0.07
Net realized and unrealized gain
   (loss) on investments                           0.82        1.86       (2.60)      (0.34)        1.18
                                              ------------------------------------------------------------
Total from investment operations                   0.87        1.92       (2.54)      (0.30)        1.25
                                              ------------------------------------------------------------
Less distributions from:
Net investment income                             (0.05)      (0.06)      (0.06)      (0.04)       (0.07)
Net realized gains                                    -           -           -           -            -
                                              ------------------------------------------------------------
Total distributions                               (0.05)      (0.06)      (0.06)      (0.04)       (0.07)
                                              ------------------------------------------------------------

Net asset value, end of period                   $10.88      $10.06       $8.20      $10.74       $11.08
                                              ------------------------------------------------------------
Total return2                                      8.63%      23.42%     (23.08)%     (2.73)%      12.67%

Ratios/supplemental data:
Net assets, end of period (000's)                $3,088      $2,745      $1,962      $2,143       $1,367
Ratio of net expenses to average net assets        1.34%2      1.35%2      1.35%2      1.35%2       1.35%2
Ratio of net investment income to
   average net assets                              0.47%       0.73%       0.71%       0.37%        0.90%
Portfolio turnover rate                           25.70%      26.75%      36.52%      27.59%       48.97%

1Total return assumes reinvestment of distributions at net asset value, does
not reflect the     impact of a sales charge and is not annualized.
2Viking Fund Management, LLC, the Fund's investment manager, has contractually
agreed to waive     its fees or reimburse the Fund for its expenses through
August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 1.35% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $6,586, $15,021, $20,422, $15,184 and $17,512.
If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.80%, 2.02%, 2.34%, 2.10% and 3.07% respectively.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Small-Cap Value Fund

Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                             For the Period
                                             01/01/04-    01/01/03-    01/01/02-    05/03/011-
                                             12/31/04     12/31/03     12/31/02     12/31/01
                                             --------------------------------------------------
Net asset value, beginning of period           $12.43        $9.35        $10.26       $10.00
                                             --------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (0.06)       (0.03)        (0.03)           -
Net realized and unrealized gain
 (loss) on investments                           2.22         3.11         (0.88)        0.26
                                             --------------------------------------------------
Total from investment operations                 2.16         3.08         (0.91)        0.26
                                             --------------------------------------------------
Less distributions from:
Net investment income                              -             -             -            -
Net realized gains                              (0.25)           -             -            -
                                             --------------------------------------------------
Total distributions                             (0.25)           -             -            -
                                             --------------------------------------------------
Net asset value, end of period                 $14.40       $12.43         $9.35       $10.26
                                             --------------------------------------------------

Total return2                                  17.86%        32.94%        (8.87)%       2.60%

Ratios/supplemental data:
Net assets, end of period (000's)              $1,715        $1,250          $604         $321
Ratio of net expenses to average net assets     1.65%3,       1.65%3        1.65%3       1.59%3,4
Ratio of net investment income to average
 net assets                                    (0.46)%       (0.37)%4       (0.41)%       (0.28)%4
Portfolio turnover rate                        15.39%        14.77%         16.24%         1.81%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value,
does not reflect the     impact of a sales charge and is not annualized.
3Viking Fund Management, LLC, the Fund's investment manager, has
contractually agreed to waive     its fees or reimburse the Fund for
its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 1.65% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $6,501, $12,883, $17,392 and $6,593. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 2.59%, 3.16%, 5.24% and 5.67% respectively.
4Annualized.



The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Notes to Financial Statements
December 31, 2004

1.  ORGANIZATION
Viking Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company, consisting of four series (the "Funds").

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (each a "Tax-Free Fund"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Large-Cap Value Fund ("Large-Cap") and Viking Small-Cap Value Fund ("Small-Cap"), each a diversified Fund, seek long-term total return and capital preservation.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States of America and are consistently followed by the Funds.

Security Valuation Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Securities for which market quotations are not readily available (which will constitute a majority of the securities held by the Tax-Free Funds) are valued using a matrix system at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Premiums and discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Security Transactions, Investment Income, Expenses and Distributions Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Premiums and discounts on municipal securities are amortized to interest income using the constant yield method over the estimated lives of the respective securities. The Tax-Free Funds declare dividends from net investment income daily and pay such dividends monthly. The Large-Cap Fund and the Small-Cap Fund will declare and pay dividends from net investment income at least annually. Capital gains, if any, are distributed annually. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Use of Estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended
December 31, 2004 and the year ended December 31, 2003 were as follows:

                            Tax-Free Fund for       Tax-Free Fund for       Large-Cap        Small-Cap
                                 Montana              North Dakota          Value Fund       Value Fund
                            ------------------------------------------------------------------------------
                            2004        2003        2004        2003      2004       2003   2004     2003
                            ------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income      $0           $0          $0         $0             $0     $16,486    $0       $0
    Tax-exempt           $240,060     $433,864    $95,886    $139,584       $0          $0    $0       $0
    Long-term capital gain     $0           $0         $0          $0       $0          $0    $0       $0

All the ordinary income distributions described above were exempt from federal income taxes.

4. CAPITAL STOCK
Transactions in capital shares were as follows:

                                       Tax-Free Fund       Tax-Free Fund        Large-Cap        Small-Cap
                                        for Montana       for North Dakota      Value Fund       Value Fund
                                      -------------------------------------------------------------------------
                                      For the Period       For the Period      For the Period   For the Period
                                       from 01/01/04        from 01/01/04       from 01/01/04    from 01/01/04
                                     through 12/31/04     through 12/31/04    through 12/31/04 through 12/31/04
                                     --------------------------------------------------------------------------
Shares sold                                180,095             193,200           33,036             30,546
Shares issued in reinvestment
 of distributions                           32,312              12,639            1,605                  0
Shares redeemed                           (256,535)            (78,878)         (23,638)           (12,025)
                                     --------------------------------------------------------------------------
Net Increase                               (44,128)            126,961           11,003             18,521
                                     --------------------------------------------------------------------------

5.  INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Funds have retained Viking Fund Management, LLC ("VFM") to provide the Funds with investment advice and portfolio management. As compensation for the advisory services furnished to the Funds, the Funds pay VFM monthly compensation calculated daily by applying the annual rates of 0.50% to the Tax-Free Funds daily net assets, 0.70% to the Large-Cap Fund's daily net assets and 1.00% to the Small-Cap Fund's daily net assets. The Tax-Free Fund for Montana recognized $33,944 of investment advisory fees after a partial waiver for the twelve months ended December 31, 2004. On December 31, 2004, the Tax-Free Fund for Montana had a payable to VFM for investment advisory fees of $3,780. The Tax-Free Fund for North Dakota recognized $10,584 of investment advisory fees after a partial waiver for the twelve months ended December 31, 2004. On December 31, 2004, the Tax-Free Fund for North Dakota had a payable to VFM for investment advisory fees of $1,370. The Large-Cap Fund recognized $20,094 of investment advisory fees after a partial waiver for the twelve months ended December 31, 2004. On December 31, 2004, the Large-Cap Fund had a payable to VFM for investment advisory fees of $1,806. The Small-Cap Fund recognized $10,698 of investment advisory fees after a partial waiver for the twelve months ended December 31, 2004. On December
31, 2004, the Small-Cap Fund had a payable to VFM for investment advisory fees of $1,156. Under a sub-advisory agreement between Fox Asset Management, LLC (the "sub-adviser") and VFM, the sub-adviser provides the Large-Cap Fund and the Small-Cap Fund with investment advice and portfolio management subject to the overall supervision of VFM. As compensation for its services provided to the Large-Cap Fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Large-Cap Fund's daily net assets of up to $100 million and 0.35% to the Large-Cap Fund's daily net assets in excess of $100 million. As compensation for its services provided to the Small-Cap fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Fund's daily net assets until the net assets reach $5 million and 0.60% to the Small-Cap Fund's daily net assets when the net assets surpass
$5 million.

The Funds have also entered into an agreement with VFM to provide administrative services, portfolio accounting and transfer agent services to each of the Funds for a fee at an annual rate of 0.15% of daily net assets, plus a per account charge and reimbursement of certain direct expenses. On December 31, 2004, the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund had payables to VFM for transfer agent out-of-pocket expenses of $9, $7, $27 and $12, respectively.

The Funds have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Tax-Free Funds to pay distribution and service fees of up to 0.25% of average daily net assets per year and the Large-Cap Fund and the Small-Cap Fund to pay distribution and service fees of up to 0.40% of average daily net assets per year to Viking Fund Distributors, LLC ("VFD") for distributing each Fund's shares and for servicing shareholder accounts. For the twelve months ended December 31, 2004, Large-Cap Value Fund recognized $4,780 and Small-Cap Value Fund recognized $24 of 12b-1 fees after a partial waiver. On June 30, 2004, the Large-Cap Fund had a payable to VFD for 12b-1 fees of $427.Tax-Free Fund for Montana and Tax-Free Fund for North Dakota recognized no 12b-1 fees after the fee waiver.

For the twelve months ending December 31, 2004, the net amounts of sales charges deducted from the proceeds of sale of capital shares which were retained by VFD as principal underwriter were $7,274, $6,826, $1,273 and $1,970 for the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund, respectively. On December 31, 2004 the Large-Cap Fund and Small-Cap Fund had payables to VFD for underwriting fees of $115 and $109, respectively.

VFM has contractually agreed to waive its fees or reimburse the Funds for their expenses through August 1, 2009 so that the Tax-Free Fund's total operating expenses during this period will not exceed 0.85% of average net assets on an annual basis, the Large-Cap Fund's total operating expenses during this period will not exceed 1.35% of average net assets on an annual basis and the Small-Cap Fund's total operating expenses during this period will not exceed 1.65% of average net assets on an annual basis.

6.  INCOME TAXES
No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue
Code and to distribute substantially all of its taxable income. At December 31, 2004, the Funds' most recently completed year end, Tax-Free Fund for Montana, Tax-Free Fund for North Dakota and Large-Cap Value Fund had capital losses of $43,181, $28,302 and $345,872 respectively, which may be carried over to offset future capital gains. Such losses start to expire in 2008.

At December 31, 2004, the net unrealized appreciation based on the cost of investments for federal income tax purposes was as follows:

                                  Tax-Free Fund             Tax-Free Fund             Large-Cap             Small-Cap
                                   for Montana            for North Dakota            Value Fund            Value Fund
                                  ------------------------------------------------------------------------------------
Investments at cost                $11,771,268               $5,884,532               $2,457,661            $1,294,536
                                  ------------------------------------------------------------------------------------
Unrealized appreciation                303,012                  117,810                  657,465               461,465
Unrealized depreciation                (16,880)                 (16,955)                 (19,828)              (13,759)
                                  ------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                     $286,132                 $100,855                 $637,637              $447,706
                                  ------------------------------------------------------------------------------------

7.  INVESTMENT TRANSACTIONS
Purchases and sales of securities (excluding short-term securities) for the twelve months ended December 31, 2004 were as follows:

                                 Tax-Free Fund              Tax-Free Fund            Large-Cap             Small-Cap
                                  for Montana              for North Dakota          Value Fund           Value Fund
                                 -----------------------------------------------------------------------------------
Purchases                         $3,354,035                  $2,827,745              $793,814             $368,730
Sales                             $3,285,860                  $1,225,579              $741,514             $224,213

8.  CREDIT AND MARKET RISK
The Tax-Free Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Investments.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees
Viking Mutual Funds
Minot, North Dakota

We have audited the accompanying statements of assets and liabilities of Viking Mutual Funds (the trust), including the schedules of investments, as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present farily, in all material respects, the financial position of the Viking Mutual Funds as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of Ameica.

BRADY, MARTZ & ASSOCIATES
Bismarck, North Dakota, USA
February 4, 2005

VIKING MUTUAL FUNDS
Miscellaneous Information (Unaudited)
December 31, 2004

Proxy Voting on Fund Portfolio Securities
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 1-800-933-8413. A report on "Form N-PX" of how the Fund's voted any such proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Quarterly Portfolio Schedule
The Funds provide a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Funds' second and fourth fiscal quarters on the Form N-CSR(S). The semi-annual and annual reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and the information on the operation of the Public Reference Room in may be obtained by calling 1-800-SEC-0330.

VIKING MUTUAL FUNDS
Trustee Information (Unaudited)
December 31, 2004

NAME AND                                                                      PRINCIPAL OCCUPATION(S)
ADDRESS                         AGE            POSITION(S) HELD               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Shirley R. Martz                80             Trustee                        Retired CPA (1989-pres.); Trustee, Viking
1400 14th Ave. SW                                                             Mutual Funds (1999-pres.); Principal
Minot, ND 58701                                                               shareholder and employee of Brady, Martz
                                                                              & Associates and its predecessor (1948-
                                                                              1989).

Douglas P. Miller               31             Trustee                        Secretary and Treasurer, Viking Fund
1400 14th Ave. SW                              Vice-President                 Management, LLC (1998-pres.); Secretary
Minot, ND 58701                                Secretary                      and Treasurer, Viking Fund Distributors,
                                                                              LLC (1999-pres.); Trustee, Vice-President
                                                                              and Secretary, Viking Mutual Funds (1999
                                                                              -pres.

Shannon D. Radke                38             Trustee                        President, Viking Fund Management, LLC
1400 14th Ave. SW                              President                      (1998- pres.); President, Viking Fund
Minot, ND 58701                                Treasurer                      Distributors, LLC (1999-pres.); Trustee,
                                                                              President and Treasurer, Viking Mutual
                                                                              Funds (1999-pres.).

Mike Timm                       67             Trustee                        Retired; Trustee, Viking Mutual Funds
1400 14th Ave. SW                                                             (1999-pres.); President and General
Minot, ND 58701                                                               Manager, Timm Moving and Storage (1959-
                                                                              2000); State Representative, North Dakota
                                                                              House of Representatives (1973-pres.);
                                                                              Speaker of the North Dakota House of
                                                                              Representatives (1997).

Peter C. Zimmerman              38             Trustee                        General Manager, Holiday Inn Riverside
1400 14th Ave. SW                                                             (1995-pres.); Trustee, Viking Mutual
Minot, ND 58701                                                               Funds (2004-pres.)

The SAI has additional information about the Trustees and is available at (800) 933-8413 without charge upon request.

VIKING MUTUAL FUNDS
1400 14th Avenue SW
Minot, ND 58701

BOARD OF TRUSTEES
Shirley R. Martz
Douglas P. Miller
Shannon D. Radke
Mike Timm
Peter C. Zimmerman

INVESTMENT MANAGER
Viking Fund Management, LLC
1400 14th Avenue SW
Minot, ND 58701

SUB-ADVISOR
(For Viking Large-Cap Value Fund)
(For Viking Small-Cap Value Fund)
Fox Asset Management, LLC
44 Sycamore Avenue
Little Silver, NJ 07739

DISTRIBUTOR
Viking Fund Distributors, LLC
1400 14th Avenue SW
Minot, ND 58701

CUSTODIAN
First Western Bank & Trust
900 South Broadway
Minot, ND 58701

TRANSFER AGENT
Viking Fund Management, LLC
P.O. Box 500
Minot, ND 58702

INDEPENDENT AUDITORS
Brady, Martz & Associates, P.C.
201 East Broadway, Suite 200
Bismarck, ND 58501

Shareholder Services
1-800-933-8413

When used with prospective investors, this report must be preceded by a current Viking Mutual Funds prospectus. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each of the Funds. You should read the prospectus carefully before you invest.
To obtain a prospectus, contact your investment professional or Viking Mutual Funds.

ITEM 2. CODE OF ETHICS.

Viking Mutual Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Viking Mutual Fund's board of trustees has determined that there is one audit committee financial expert serving on its audit committee. Shirley Martz is the audit committee financial expert and is considered "independent." In order to be considered "independent", a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an "interested person" of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10.  EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.
                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ SHANNON D. RADKE
   -------------------------------
      Shannon D. Radke
      Principal Executive Officer

Date:

By:   /s/ DOUGLAS P. MILLER
   ------------------------------
      Douglas P. Miller
      Principal Financial Officer

Date:


                         EXHIBIT INDEX
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.